                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:
[X] Preliminary Proxy Statement      [_] Confidential, For Use of the Commission
                                         Only (as Permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12


                  LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.
                  ---------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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Fee paid previously with preliminary materials:

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                                                                PRELIMINARY COPY
                                                        FILED ON AUGUST 22, 2002

                 LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER   , 2002

     NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation, will be
held on October   , 2002 at 10:00 a.m., local time in the Grand Salon, Montreal
Airport Hilton, 12505 Cote de Liesse, Dorval, Quebec, Canada H9P 1B7 for the purpose of considering and voting upon the following matters:

     1. To approve a private equity financing facility with Crossover Ventures, Inc., pursuant to which we could issue up to $14,000,000 worth of our common stock and have issued and would issue warrants convertible into shares of our common stock;

     2. To approve the issuance of up to $26,500,000 worth of shares of our common stock (or securities convertible into or exercisable for our common stock), less the amount received from Crossover Ventures, Inc. pursuant to the private equity financing facility with Crossover, in one or more related transactions occurring on or before September 8, 2003, at a maximum discount of 20% to the then current fair market value of our common stock;

     3. To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 250,000,000; and

     4. To transact such other business as may properly come before the special meeting and any adjournment or adjournments of the meeting.

     Our board of directors has fixed the close of business on July 29, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and at any adjournment or adjournments thereof.

     All stockholders are cordially invited to attend this special meeting.

                                          By order of the board of directors,

                                          Gary Moskovitz, President and Chief
                                          Executive Officer and Acting Chief
                                          Financial Officer

September   , 2002

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                                                PRELIMINARY COPY
                                                        FILED ON AUGUST 22, 2002

                 LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.
                           8851 TRANS-CANADA HIGHWAY
                               ST-LAURENT, QUEBEC
                                 CANADA H4S 1Z6

                                PROXY STATEMENT

        FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER   , 2002

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Lumenon Innovative Lightwave Technology,
Inc. for use at the special meeting of stockholders to be held on October   ,
2002 at 10:00 a.m., local time in the Grand Salon, Montreal Airport Hilton, 12505 Cote de Liesse, Dorval, Quebec, Canada H9P 1B7 and at any adjournment or adjournments thereof.

     All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the notice of meeting accompanying this proxy statement. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to our corporate secretary. Attendance at the special meeting will not itself be deemed to revoke a previously submitted proxy unless the stockholder gives affirmative notice at the special meeting that the stockholder intends to revoke the proxy and vote in person.

     On July 29, 2002, the record date for determination of stockholders entitled to notice of and to vote at the special meeting, there were outstanding and entitled to vote an aggregate of 40,984,375 shares of our common stock, par value $0.001 per share. The holders of our common stock will vote together as a single class on each of the matters to be voted upon at the special meeting, with each share of common stock receiving one vote on each matter.

     This proxy statement and the accompanying proxy card are first being sent
to Lumenon's stockholders on or about September   , 2002.

                           FORWARD-LOOKING STATEMENTS

     This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to a number of risks and uncertainties. All statements, other than statements of historical fact, included in this proxy statement regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. When used in this proxy statement, the words "will", "believe", "anticipate", "intend", "estimate", "expect", "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We cannot guarantee future results, levels of activity, performance or achievements and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or strategic alliances. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the fact that we have a history of losses and expect future losses and our future profitability is uncertain; we are a development stage company with no experience in manufacturing and marketing our products, making it difficult to evaluate our business; we have several agreements that will reduce the amount of revenues that we will receive upon the sale of our products, which may decrease our profitability; the small number of potential customers for our products will give these customers considerable leverage over us which could lower our sales prices; and other risks set forth under the heading "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, as well as general economic conditions and national and world events. The forward-looking statements provided by us in this proxy statement represent Lumenon's estimates as of the date this document is filed with the Securities and Exchange Commission. We anticipate that subsequent events and developments will cause our estimates to change. However, while we may elect to update our forward-looking statements in the future we specifically disclaim any obligation to do so. Our forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date this document is filed with the SEC.

 PROPOSAL NO. 1 -- APPROVAL OF THE CROSSOVER PRIVATE EQUITY FINANCING FACILITY

     We are seeking authorization from our stockholders to issue up to $14,000,000 worth of shares of our common stock with warrants to purchase an aggregate of up to 280,000 shares of our common stock to Crossover Ventures, Inc. in a private equity financing facility, as well as to issue to the placement agent for the facility warrants for an aggregate number of shares equal to 10% of the number of shares that will be issued to Crossover.

GENERAL

     Our board of directors has determined that the continued survival and growth of Lumenon require that additional capital be raised. In an effort to meet these capital requirements, on August 14, 2002 we entered into a common stock purchase agreement with Crossover Ventures, Inc. Pursuant to the purchase agreement, we may issue and sell, from time to time, up to $14,000,000 worth of shares of our common stock, subject to the satisfaction of certain conditions. In addition, in connection with the purchase agreement we have issued to Crossover a warrant to purchase up to 140,000 shares of our common stock and have undertaken to issue to Crossover an additional warrant to purchase 140,000 shares of our common stock on or before September 13, 2002.

     As required by the purchase agreement, on August 14, 2002 we also entered into a registration rights agreement with Crossover pursuant to which we must file a registration statement with the Securities and Exchange Commission registering for resale under the Securities Act of 1933, as amended, otherwise known as the Securities Act, all shares of common stock issued under the purchase agreement and all shares of common stock issuable upon exercise of the warrants.

     This proxy statement summarizes the material terms of the purchase agreement and the registration rights agreement. The full text of the purchase agreement is attached hereto as Annex A and the full text of the registration rights agreement is attached hereto as Annex B and both agreements are incorporated by reference into this proxy statement. You are encouraged to read the entire purchase agreement and registration rights agreement carefully.

     In connection with the private equity financing facility, we are obligated to pay the placement agent, Rodman & Renshaw, Inc., a cash fee equal to six percent of the gross proceeds from the sale of our securities to Crossover, and also to issue to Rodman warrants to purchase an aggregate number of shares of common stock as would equal 10% of the number of shares of common stock issued to Crossover under the purchase agreement.

PURCHASE AGREEMENT

     Beginning on the date the registration statement is declared effective by the SEC, and continuing for 36 months thereafter, we may in our sole discretion sell, or put, shares of our common stock to Crossover by drawing down on our line of credit with Crossover. Crossover's purchase price will fluctuate based upon the daily volume weighted average price of our common stock over a 20-day trading period prior to the applicable draw down, which we refer to herein as the pricing period. Prior to each draw down, we must provide Crossover with a notice that sets forth the total dollar amount of the common stock we intend to sell, the commencement date of the pricing period, and the threshold price, which is the lowest price per share at which we will issue shares of common stock to Crossover. We may issue a draw down notice for a minimum investment amount of $50,000 and a maximum investment amount of 10% of the volume weighted average price of our common stock for the 60 trading days immediately preceding the commencement date specified in the draw down notice, multiplied by the total aggregate trading volume of our common stock during that 60 trading day period. In the event that the maximum investment amount, as calculated above, is less than $50,000, the minimum investment amount will equal the maximum investment amount, as calculated above. However, in such a case, if the minimum investment amount is less than $25,000, we will be prohibited from exercising a draw down at that time. If the average volume weighted average price of our common stock is less than $2.00 per share during the 20 trading days immediately preceding the draw down notice, the number of shares of our common stock to be issued to Crossover in a draw down will equal the sum of 1/20(th) of the investment amount divided by 90% of the volume weighted average price of our common stock for each of the 20 trading days beginning on the commencement date specified in the draw down notice. If the average volume weighted average price of our common stock is greater than $2.00 per share during the 20 trading days immediately preceding the draw down notice, the number of shares of our common stock to be issued to Crossover in a draw down will equal the sum of 1/20(th) of the investment amount divided by 92% of the volume weighted average price of our common stock for each of the 20 days beginning on the commencement date specified in the draw down notice. However, if the volume weighted average price on a given trading day during the pricing period is less than the threshold price set by us in the draw down notice, then the amount that we can draw down will be reduced by 1/20(th) for that pricing period and that trading day will be withdrawn from the pricing period. In addition, if trading in our common stock is suspended for more than three hours in the aggregate in any trading day during the pricing period, then the draw down amount will be reduced by 1/20(th) for that pricing period and that trading day will be withdrawn from the pricing period. Furthermore, if on any trading day during the pricing period sales of our common stock pursuant to the registration statement are suspended for more than three hours in the aggregate due to the occurrence of an event which causes the registration statement or related prospectus to contain an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the amount we can draw down will be reduced by 1/20(th) for that pricing period and that trading day will be withdrawn from the pricing period.

     The higher our volume weighted average price and aggregate trading volume, the higher the amount we may draw down. On July 29, 2002, the volume weighted average price of our common stock for the preceding 60 trading days was $0.21 and the aggregate trading volume of our common stock for the same period was 16,998,200. In addition, as the price of our common stock increases above $2.00, Crossover will receive fewer shares of our common stock in connection with a draw down due to a reduction in the discount from 10% to 8% of the volume weighted average price of our common stock during the pricing period.

     We are not obligated to make draw downs for the total aggregate amount of the facility. However, we are obligated to make draw downs of at least $250,000 in the aggregate during the 36-month term of the facility. If we fail to make draw downs of at least $250,000 in the aggregate, we will be required to pay to Crossover, as liquidated damages, an amount equal to $250,000 minus the aggregate purchase price of all of the draw downs, if any, we did make.

     Our ability to cause Crossover to purchase shares of our common stock under the purchase agreement is subject to certain conditions, including, but not limited to:

     - we may not sell to Crossover in a draw down a number of shares that would result in Crossover beneficially owning over 9.999% of our total common stock outstanding on the date of the draw down (including shares already beneficially owned by Crossover at the time of the drawn-down);

     - the total number of shares that we may sell to Crossover under the purchase agreement, together with the 280,000 shares of common stock underlying the warrant, cannot exceed 19.9% of our outstanding common stock on August 14, 2002, unless we have obtained stockholder approval as required by the rules of The Nasdaq Stock Market, Inc. We are seeking this required stockholder approval through this proxy statement;

     - our common stock must continue to be traded on The Nasdaq SmallCap Market or other market or stock exchange specified in the purchase agreement;

     - the registration statement must have been declared effective by the Securities and Exchange Commission so that Crossover may publicly resell the shares that it acquires from us under the purchase agreement and upon exercise of the warrant;

     - we may not make a draw down if 10% of the volume weighted average price of our common stock for the 60 trading days immediately preceding the commencement date of the pricing period specified in the draw down notice, multiplied by the total aggregate trading volume of our common stock in that 60 day trading period, is less than $25,000;

     - we may make only one draw down in each pricing period and may not exercise a subsequent draw down until that pricing period and an additional cushion of six trading days has expired. However, if we give Crossover 21 days notice that we expect to incur a one-time charge for any reason, including in connection with the acquisition of another business, the cushion of six trading days will be reduced to two trading days;

     - no event or circumstance can have occurred that would have an effect on our business, operations, properties, or financial condition that is material and adverse to us and our subsidiaries, taken as a whole and/or no condition or situation has occurred that would prohibit or otherwise interfere, in a material respect, with our ability to perform our obligations under the purchase agreement or the registration rights agreement; and

     - there can have been no sale of all or substantially all of our assets or a merger pursuant to which the holders of our voting securities prior to the merger do not own a majority of the voting securities of the surviving entity where the successor entity has not agreed to deliver to Crossover such shares of stock or securities as Crossover is entitled to receive pursuant to the purchase agreement.

     Crossover may terminate the purchase agreement if:

     - an event or circumstance has occurred that would have an effect on our business, operations, properties or financial condition that is material and adverse to us and our subsidiaries, taken as a whole and/or any condition or situation has occurred that would prohibit or otherwise interfere, in a material respect, with our ability to perform our obligations under the purchase agreement or the registration rights agreement and which is not cured after 90 days notice;

     - our common stock is delisted from The Nasdaq SmallCap Market, The Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, unless that delisting is in connection with our subsequent listing on one of those markets or exchanges; or

     - we file for protection from creditors under any applicable law.

     Any shares of our common stock sold to Crossover under the purchase agreement will be purchased by Crossover at a price lower than the then fair market value of our common stock on the date of purchase. Consequently, if our stockholders approve the Crossover financing, and we issue shares of our common stock to Crossover , the existing holders of our common stock face substantial dilution of their voting power and percentage ownership in us. Additionally, as we issue more shares, the price of our common stock may decline further.

REGISTRATION RIGHTS AGREEMENT

     We must file a registration statement with the Securities and Exchange Commission by October 13, 2002, and use our commercially reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission within 120 days of that date, in order to permit Crossover to resell to the public any shares of our common stock it purchases pursuant to the purchase agreement and upon exercise of the warrant. We intend to prepare and file a registration statement and such amendments and supplements to the registration statement as may be necessary in accordance with the Securities Act, and the rules and regulations promulgated under it, in order to keep the registration statement effective so that we may put shares to Crossover during the term of the purchase agreement.

CROSSOVER WARRANTS

     In connection with the purchase agreement, on August 14, 2002 we issued to Crossover a warrant to purchase up to 140,000 shares of our common stock at any time from February 14, 2003 through February 14, 2006 at an exercise price of $0.21 per share. We have undertaken to issue to Crossover an additional warrant to purchase up to 140,000 shares of our common stock on the same terms on or before September 13, 2002. The warrants contain provisions that protect Crossover against dilution by adjustment of the exercise price and the number of shares issuable thereunder upon the occurrence of specified events, such as a merger, stock split, stock dividend, recapitalization and an additional issuance of shares of our common stock.

PLACEMENT AGENT WARRANTS

     We have entered into an agreement with Rodman & Renshaw, Inc. pursuant to which Rodman has agreed to serve as our exclusive placement agent through October 31, 2002 in connection with the private offering of our securities with gross proceeds of up to $15,000,000. As a result of this agreement, in connection with the private equity financing facility, we are obligated to pay Rodman a cash fee equal to six percent of the gross proceeds from the sale of our securities to Crossover, and also to issue to Rodman warrants to purchase an aggregate number of shares of common stock equal to 10% of the number of shares of common stock issued to Crossover under the purchase agreement. The warrants will be exercisable for a term of four years and will have an exercise price per share of 120% of the price per share at which Crossover purchases common stock from us pursuant to the terms of the private equity financing facility. We have also agreed to reimburse all reasonable and documented out-of-pocket expenses incurred by Rodman in connection with the offering, not to exceed $50,000 in the aggregate without our prior approval.

WHY WE NEED STOCKHOLDER APPROVAL

     Because our common stock is traded on The Nasdaq SmallCap Market, we are subject to the Marketplace Rules of The Nasdaq Stock Market, Inc. The Marketplace Rules require stockholder approval for the issuance by a company, in a transaction other than a public offering, of shares of its common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or the voting power of the company if such shares are sold at a price (or with a conversion or exercise price) less than the greater of (i) the book value or (ii) the market value of such company's common stock. If we were to issue $14,000,000 worth of shares of our common stock at a 10% discount to the then fair market value to Crossover pursuant to the terms of the purchase agreement, based on the number of shares of our common stock outstanding as of July 29, 2002, which was 40,984,375, and the closing bid price of our common stock on July 29, 2002, which was $0.15, we would have issued shares having approximately 253% of the voting power of our outstanding securities. We would also be obligated to issue to Rodman a warrant or warrants to purchase an aggregate number of shares of our common stock equal to 10% of the number of shares issues to Crossover under the purchase agreement, which, based on the number of shares of our common stock outstanding on July 29, 2002 and the closing bid price of our common stock on July 29, 2002, could result in the issuance of shares having an additional 25% of the voting power of our outstanding securities. We would therefore need the approval of our stockholders for such a transaction because it would constitute an issuance of 20% or more of our common stock or voting power.

EFFECT OF FAILURE TO OBTAIN STOCKHOLDER APPROVAL

     If we do not obtain stockholder approval of the private equity financing facility with Crossover, we will only be able to issue to Crossover a number of shares of our common stock equaling 19.9% or less of our common stock or voting power when aggregated with the shares issuable upon exercise of warrants issued to Rodman as placement agent. We cannot guarantee that we will be able to obtain financing from sources other than Crossover. As a result, if we do not obtain stockholder approval for this proposal, our ability to fund our operations could be severely limited.

CERTAIN EFFECTS OF ISSUANCES OF SECURITIES

  DILUTION

     The value of outstanding shares of our common stock may be reduced as a result of the issuance of shares of our common stock to Crossover pursuant to the purchase agreement and the issuance of warrants to Crossover and Rodman. The issuance of additional shares of our common stock could have a dilutive effect on earnings per share and, for a stockholder who does not purchase additional shares to maintain his, her or its pro rata interest, on a stockholder's percentage voting power in Lumenon. In addition, the issuance could render more difficult or discourage an attempt to obtain a controlling interest in Lumenon or the removal of the incumbent board of directors and may discourage unsolicited takeover attempts which might be desirable to stockholders.

  REDEMPTION OF CONVERTIBLE NOTES

     The amended and restated convertible notes we issued to Capital Ventures International and Castle Creek Technology Partners LLC in October 2001 provide that if 50% or more of the voting power of our capital stock is beneficially owned by one person, entity or group (other than S. Iraj Najafi, Mark P. Andrews, Molex Incorporated, Castle Creek and Capital Ventures, acting together; Molex Incorporated, acting individually; or Castle Creek and Capital Ventures, acting together or individually), Capital Ventures and Castle Creek may require us to redeem all or a portion of the outstanding principal amount of the convertible notes plus accrued interest, all other ancillary amounts payable under the note and all costs, including legal fees and expenses. Accordingly, if we issue 50% or more of our common stock in multiple draw downs, and these securities are subsequently acquired by one person, entity or group, we may be required to utilize all or a portion of the proceeds from such transaction or transactions to redeem the convertible notes. As of August 1, 2002, $9,050,000 of the principal amount of the convertible notes remained outstanding.

DEPENDENCE (IN PART) ON APPROVAL OF PROPOSAL 3

     Even if our stockholders approve this proposal, we may only issue shares of common stock authorized for issuance under our amended and restated certificate of incorporation. Our certificate of incorporation currently authorizes the issuance of up to 100,000,000 shares of common stock. As of July 29, 2002, there were 39,601,838 unissued and unreserved shares of common stock available for issuance by us. The issuance by us of shares of common stock in excess of that amount is contingent upon stockholder approval of an increase in the authorized shares pursuant to a charter amendment, as contemplated by Proposal 3.

     OUR BOARD OF DIRECTORS BELIEVES IT IS IN THE BEST INTEREST OF LUMENON TO RAISE ADDITIONAL CAPITAL THROUGH THE CROSSOVER PRIVATE EQUITY LINE OF CREDIT AND APPROVE THE ISSUANCE UP TO $14,000,000 WORTH OF SHARES OF OUR COMMON STOCK AND RECOMMENDS A VOTE FOR PROPOSAL 1.

 PROPOSAL 2 -- APPROVAL OF THE ISSUANCE OF UP TO $26,500,000 WORTH OF SHARES OF
           OUR COMMON STOCK, LESS ANY AMOUNTS RECEIVED FROM CROSSOVER
       PURSUANT TO THE PRIVATE EQUITY FINANCING FACILITY WITH CROSSOVER,
           OF WHICH $25,000,000 WORTH OF SHARES WOULD BE ISSUED AT A
             MAXIMUM DISCOUNT TO THE THEN FAIR MARKET VALUE OF 20%

     We are seeking authorization from our stockholders to issue up to $26,500,000 worth of shares of our common stock, less any amounts received from Crossover Ventures, Inc. pursuant to the private equity financing facility, in one or more related financing transactions occurring on or prior to September 8, 2003. Up to $25,000,000 worth of these shares would be issued to an investor or investors at a maximum discount to the then fair market value of our common stock on the date(s) of issuance of 20%. Up to $1,500,000 worth of these shares would be issued in the form of warrants to Rodman & Renshaw, Inc. as placement agent.

CAPITAL REQUIREMENTS FOR CONTINUED OPERATIONS

     Our board of directors has determined that the continued survival and growth of Lumenon require that additional capital be raised. We intend to raise up to $25,000,000 worth of capital, which we believe will be sufficient to fund Lumenon's continued operations through December 2004 based on our current expectations. This $25,000,000 will be reduced by any amounts that we receive from Crossover pursuant to the private equity financing facility with Crossover described in Proposal 1. For example, if we receive an aggregate of $5,000,000 from Crossover pursuant to the private equity financing facility, we intend to raise up to an additional $20,000,000 in capital from another investor or investors. If we receive an aggregate of $14,000,000 from Crossover pursuant to the private equity financing facility, we intend to raise up to an additional $11,000,000 in capital from another investor or investors. We plan to raise this capital through the issuance and sale of our common stock and securities convertible into or exercisable for common stock in one or more related transactions. We intend to use the proceeds from the sale of these securities for debt reduction and for working capital purposes. As described below, because we may issue these securities at a discount to the fair market value of our common stock, and because the issuance of these securities may result in a change in control of Lumenon, we may be required to obtain stockholder approval for the issuance of some or all of these securities under the Marketplace Rules of The Nasdaq Stock Market, Inc.

STOCKHOLDER APPROVAL OF ADDITIONAL EQUITY OFFERINGS SUBJECT TO OUTER LIMITS

     We are not seeking stockholder approval of a pre-existing or currently proposed financing transaction at the special meeting. Instead, we are seeking prospective stockholder approval of a single financing, or a group of related financings, within the following parameters:


-    Maximum Offering Price:                 $25,000,000, less any amounts received from
                                             Crossover
-    Maximum Discount to Market:             20%
-    Offering Period:                        Through September 8, 2003

     A vote in favor of this proposal does not necessarily mean that we will issue $25,000,000 worth of our shares of common stock, less any amount received from Crossover, at a 20% discount to the fair market value of our common stock between the date of the special meeting and September 8, 2003. Rather, these factors represent an outer limit on our ability to issue discounted securities, for which we are requesting stockholder approval. If our stockholders approve this proposal at the special meeting, no further authorization by our stockholders for the issuance of securities within the parameters stated above will be required or sought. The exact number of securities to be authorized and the market value discount at which these securities will be sold, subject to a maximum offering price of $25,000,000, less any amounts received from Crossover pursuant to the private equity financing facility, and a maximum fair market value discount of 20%, will be determined by our board of directors. In addition, the terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters, will be determined by our board of directors. We intend to negotiate within the parameters described above for the best available terms that will permit us to achieve our financing objectives while building value for our stockholders. However, despite our expectation that we will be able to raise additional capital within the parameters of this Proposal 2, no assurance can be given that additional financing will be available or that, if available, it will be available on terms favorable to us or our stockholders.

PLACEMENT AGENT WARRANTS

     If we issue shares of our common stock in one or more related financing transactions as described in this proposal, we will also be obligated to issue one or more warrants to Rodman and Renshaw, Inc., our placement agent. We have entered into an agreement with Rodman pursuant to which Rodman has agreed to serve as our exclusive placement agent through October 31, 2002 in connection with the private offering of our securities with gross proceeds of up to $15,000,000. Pursuant to this agreement, we have agreed to pay Rodman a cash fee equal to six percent of the gross proceeds from the sale of our securities in the offering and issue warrants to Rodman equal to 10% of the securities issued in the offering. We have also agreed to reimburse all reasonable and documented out-of-pocket expenses incurred by Rodman in connection with the offering, not to exceed $50,000 in the aggregate without our prior approval. Any gross proceeds received by us as a result of the financings described in this proposal will be aggregated with the gross proceeds received by us from Crossover pursuant to the private equity line facility for the purpose of determining the cash fee and warrants to which Rodman is entitled. If we issue $25,000,000 worth of shares of our common stock in one or more related financing transactions as described in this proposal, we will be obligated to pay Rodman a cash fee equal to six percent of the gross proceeds from the sale of $15,000,000 worth of our securities in those transactions, less any amounts already paid to Rodman in connection with the Crossover transaction. We will also be obligated to issue to Rodman warrants to purchase an aggregate of $1,500,000 worth of shares of our common stock, less any number of shares of common stock issuable upon the exercise of warrants granted to Rodman in connection with the Crossover transaction. The warrants will be exercisable for a term of four years and will have an exercise price per share of 120% of the price per share at which an investor or investors purchases common stock from us pursuant to the terms of the financing transactions described in this proposal.

REASONS FOR REQUESTING STOCKHOLDER APPROVAL OF FUTURE FINANCINGS

     We believe that the additional financing is necessary to strengthen our financial position and to provide us with the resources necessary to pursue growth and market opportunities and is critical to our ability to continue to execute our business plan. In management's estimation, our cash balance should meet our financial needs for the next 5 months, excluding any unforeseen capital expenditures. To ensure that we may continue operations beyond the next 5 months, we need to raise additional capital. We believe that it is particularly important to ensure that, if necessary or advisable, we have the flexibility to issue securities within the parameters described above in connection with our efforts to raise additional capital to fund our operations through December 2004. We believe that our financing efforts would be materially limited, and our ability to continue to fund our ongoing operations would be adversely affected, if this proposal is not approved.

WHY WE NEED STOCKHOLDER APPROVAL

     Because our common stock is traded on The Nasdaq SmallCap Market, we are subject to the Marketplace Rules of The Nasdaq Stock Market, Inc. The Marketplace Rules require stockholder approval for the issuance by a company, in a transaction other than a public offering, of shares of its common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or the voting power of the company if such shares are sold at a price (or with a conversion or exercise price) less than the greater of the book value or market value of such company's common stock. The Marketplace Rules also require stockholder approval of any issuance of securities that would result in a change in control of the issuer. If we were to issue $25,000,000 worth of shares of our common stock at a 20% discount to the then fair market value, based on the number of shares of our common stock outstanding as of July 29, 2002, which was 40,984,375, and the closing bid price of our common stock on July 29, 2002, which was $0.15, we will have issued shares having approximately 508% of the voting power of our outstanding securities. We would also be obligated to issue to Rodman a warrant or warrants to purchase an aggregate of $1,500,000 worth of shares of our common stock, less any number of shares of common stock issuable upon exercise of warrants granted to Rodman in connection with the Crossover transaction. We would therefore need the approval of our stockholders for such a transaction because it would constitute a change in control of Lumenon.

EFFECT OF FAILURE TO OBTAIN STOCKHOLDER APPROVAL

     If we do not obtain the approval of our stockholders to issue up to $26,500,000 worth of shares of our common stock, we will only be able to issue a number of shares of our common stock equaling 19.9% or less of our common stock or voting power, and our ability to raise additional capital to continue to fund our operations would be severely limited. We believe that, should this proposal fail, our ability to raise additional financing to fund our continued operations will be materially and adversely affected and our ability to continue our operations curtailed. If approval is not obtained and an additional equity financing opportunity were to arise, we would likely be required to forfeit that opportunity or call a special meeting of stockholders at that time to seek approval for an issuance of our securities, creating additional delay and uncertainty in obtaining such financing and potentially adversely affecting the terms upon which such financing may be available.

CERTAIN EFFECTS OF ISSUANCE OF SECURITIES

  DILUTION

     The value of outstanding shares of our common stock may be reduced as a result of the issuance, on or prior to September 8, 2003, of additional shares of common stock at a price which is less than the market or book value of the outstanding shares of our common stock prior to the issuance of the new shares. As described above, we are proposing to issue, on or prior to September 8, 2003, in one or more transactions, shares of our common stock for an aggregate purchase price of up to $25,000,000, at a maximum discount to the fair market value of our common stock on the date of issuance of 20%. We would also be obligated to issue to Rodman a warrant or warrants to purchase an aggregate of $1,500,000 worth of shares of our common stock, less any number of shares of common stock issuable upon exercise of warrants granted to Rodman in connection with the Crossover transaction. As of July 29, 2002, 40,984,375 shares of our common stock were issued and outstanding.

     In some situations, the issuance of additional shares of our common stock could have a dilutive effect on earnings per share and, for a stockholder who does not purchase additional shares to maintain his, her or its pro rata interest, on a stockholder's percentage voting power in Lumenon. In addition, the nature and terms of such issuances could render more difficult or discourage an attempt to obtain a controlling interest in Lumenon or the removal of the incumbent board of directors and may discourage unsolicited takeover attempts which might be desirable to stockholders. The nature and terms of the issuance may also protect the investor or investors against dilution as a result of similar transactions or other issuances of our common stock.

  REDEMPTION OF CONVERTIBLE NOTES

     The amended and restated convertible notes we issued to Capital Ventures International and Castle Creek Technology Partners LLC in October 2001 provide that if 50% or more of the voting power of our capital stock is beneficially owned by one person, entity or group (other than S. Iraj Najafi, Mark P. Andrews, Molex Incorporated, Castle Creek and Capital Ventures, acting together; Molex Incorporated, acting individually; or Castle Creek and Capital Ventures, acting together or individually), Capital Ventures and Castle Creek may require us to redeem all or a portion of the outstanding principal amount of the convertible notes plus accrued interest, all other ancillary amounts payable under the note and all costs, including legal fees and expenses. Accordingly, if we issue 50% or more of our common stock to an investor or investors in one or more related transactions as contemplated by this proposal, we may be required to utilize all or a portion of the proceeds from such transaction or transactions to redeem the convertible notes. As of August 1, 2002, $9,050,000 of the principal amount of the convertible notes remained outstanding.

DEPENDENCE (IN PART) ON APPROVAL OF PROPOSAL 3

     Even if our stockholders approve this proposal, we may only issue shares of common stock authorized for issuance under our amended and restated certificate of incorporation. Our certificate of incorporation currently authorizes the issuance of up to 100,000,000 shares of common stock. As of July 29, 2002, there were 39,601,838 unissued and unreserved shares of common stock available for issuance by us. The issuance by us of shares of common stock in excess of that amount is contingent upon stockholder approval of an increase in the authorized shares pursuant to a charter amendment, as contemplated by Proposal 3.

     OUR BOARD OF DIRECTORS BELIEVES IT IS IN THE BEST INTEREST OF LUMENON TO RAISE ADDITIONAL CAPITAL THROUGH THE ISSUANCE OF UP TO $26,500,000 WORTH OF SHARES OF OUR COMMON STOCK, LESS ANY AMOUNTS RECEIVED FROM CROSSOVER PURSUANT TO THE PRIVATE EQUITY FINANCING FACILITY WITH CROSSOVER, OF WHICH $25,000,000 WORTH OF SHARES WOULD BE ISSUED AT A MAXIMUM DISCOUNT TO THE THEN FAIR MARKET VALUE OF 20%, AND RECOMMENDS A VOTE FOR PROPOSAL 2.

                     PROPOSAL 3 -- APPROVAL OF AMENDMENT TO
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     Our amended and restated certificate of incorporation currently authorizes the issuance of 100,000,000 shares of common stock. As of July 29, 2002, we had 40,984,375 shares of common stock outstanding and 11,518,183 shares of our common stock reserved for issuance under our stock incentive plans, 7,181,604 shares of our common stock reserved for issuance upon the conversion of outstanding convertible notes and 714,000 shares reserved for issuance upon the exercise of outstanding warrants. Consequently, as of July 29, 2002, there were 39,601,838 shares of our common stock available for future issuance. In order to ensure that sufficient shares of our common stock will be available for future issuance, in July 2002 our board of directors adopted resolutions, subject to stockholder approval, proposing an amendment to our certificate of incorporation increasing the authorized number of shares of common stock from 100,000,000 to 250,000,000. If approved by our stockholders, such amendment would become effective upon the filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware.

CHARTER AMENDMENT

     Our board of directors has adopted resolutions setting forth the proposed amendment to Article Fourth of our certificate of incorporation and the advisability of the charter amendment, and calling for a submission of the charter amendment for approval by our stockholder at the special meeting. The following is the text of Article Fourth as proposed to be amended:

        FOURTH: The aggregate number of shares of stock that the Corporation shall be authorized to issue is 255,000,000, consisting of (i) 250,000,000 shares of common stock, $.001 par value (the "Common Stock"), and (ii) 5,000,000 shares of preferred stock, $.001 par value (the "Preferred Stock"). The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of each such series and as may be permitted by the DGCL [the General Corporation Law of the State of Delaware]. The number of authorized shares of Preferred Stock may be increased (but not above the number of authorized shares of the class) or decreased (but not below the number of shares thereof then outstanding). Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or junior to the Preferred Stock of any other series to the extent permitted by law. No vote of the holders of the Preferred Stock or Common Stock shall be required in connection with the designation or the issuance of any shares of any series of any Preferred Stock authorized by and complying with the conditions herein, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

PURPOSE AND EFFECT OF THE PROPOSED CHARTER AMENDMENT

     The principal purpose of the proposed amendment to our certificate of incorporation is to authorize additional shares of common stock which will be available in the event our board of directors determines that the issuance of additional shares of common stock is necessary or appropriate to raise additional capital through the sale of common stock or equity securities convertible into common stock, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or to pursue other business opportunities. Our board of directors believes that the availability of additional shares is particularly important to ensure that, if necessary or advisable, we may issue shares in connection with our efforts to raise the capital necessary to fund our operations through December 2004. Our board of directors further believes that the availability of additional shares is also necessary to ensure that we can continue to attract, motivate and retain employees and directors by providing Lumenon with the ability to grant equity incentives to our employees and directors.

     The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of diluting the earnings per share and book value per share of our outstanding common stock. Such additional shares could be also used to dilute the stock ownership or voting rights of a person seeking to obtain control of Lumenon. Our board of directors is not currently aware of any attempt to take over or acquire Lumenon, and the proposed amendment to increase the authorized common stock is not prompted by any specific takeover effort or threat currently known to management. Nevertheless, shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of us more difficult and therefore less likely.

     If this proposal is approved by our stockholders at the special meeting, upon the filing of the charter amendment with the Secretary of State of the State of Delaware, we will have approximately 189,601,838 million authorized but unreserved shares of common stock.

     OUR BOARD OF DIRECTORS BELIEVES THAT THE CHARTER AMENDMENT IS IN THE BEST INTERESTS OF LUMENON AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR PROPOSAL 3.

                                 VOTES REQUIRED

     The holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the special meeting shall constitute a quorum for the transaction of business at the special meeting. Shares of our common stock present in person or represented by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval, will be counted for purposes of determining whether a quorum exists at the special meeting. In the event that a quorum is not present at the time the special meeting is convened, or if for any other reason we believe that additional time should be allowed for the solicitation of proxies, we may adjourn the special meeting and the persons named in the enclosed proxy will vote all shares of common stock for which they have voting authority in favor of that adjournment, unless authority to do so is withheld by checking the appropriate box on the proxy card.

     The affirmative vote of the holders of a majority of the shares of our common stock, other than shares held by Crossover, present or represented by proxy and voting on the matter is required to approve the Crossover proposal. The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and voting on the matter is required to approve the general financing proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to notice of, and to vote at, the special meeting is required to approve the charter amendment.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote those shares as to a particular matter, will not be counted as votes in favor of that matter, and will also not be counted as votes cast or shares voting on that matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the Crossover proposal, which requires the affirmative vote of a majority of the votes cast or shares voting on the matter, other than shares held by Crossover, or the general financing proposal, which requires the affirmative vote of a majority of the votes cast or shares voting on the matter. Because approval of the charter amendment requires the affirmative vote of at least a majority of the outstanding shares of our common stock entitled to vote, abstentions and broker non-votes will have the same effect as votes against the approval of the charter amendment. In addition, the failure of a stockholder to return a proxy or to vote in person will have the effect of a vote against the approval of the charter amendment. Accordingly, stockholders are encouraged to return the enclosed proxy card marked to indicate their grant of a proxy or to follow the instructions for voting provided by their nominee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of July 15, 2002 with respect to the beneficial ownership of shares of our common stock by:

     - each person known to us to own beneficially more than 5% of our outstanding shares of common stock;

     - our directors;

     - our President and Chief Executive Officer and our one other executive officer who was serving as an executive officer on June 30, 2002; and

     - all of our directors and executive officers as a group.

     As of July 15, 2002, we had 40,984,375 shares of common stock outstanding.

     The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days after July 15, 2002 through the exercise or conversion of any stock option, warrant, preferred stock or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, to our knowledge based upon information produced by the persons and entities named in the table, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his spouse, with respect to all shares of capital stock listed as owned by that person or entity.

     The address of each of our executive officers and directors is c/o Lumenon Innovative Lightwave Technology, Inc., 8851 Trans-Canada Highway, St-Laurent, Quebec, Canada H4S 1Z6.

                                                                  AMOUNT AND NATURE OF
                                                                  BENEFICIAL OWNERSHIP
                                                              -----------------------------
                                                                                 PERCENT OF
NAME OF BENEFICIAL OWNER                                      NUMBER OF SHARES     CLASS
------------------------                                      ----------------   ----------
5% STOCKHOLDERS
Andrewma Holding Inc. (1)...................................     4,687,500          11.4%
  c/o Lumenon Innovative Lightwave Technology, Inc.
  8851 Trans-Canada Highway
  St-Laurent, Quebec, Canada H4S 1Z6
3474445 Canada Inc. (2).....................................     4,687,500          11.4%
  c/o Lumenon Innovative Lightwave Technology, Inc.
  8851 Trans-Canada Highway
  St-Laurent, Quebec, Canada H4S 1Z6
DIRECTORS AND EXECUTIVE OFFICERS:
Pierre-Paul Allard(3).......................................        75,000             *
Mark P. Andrews(4)..........................................     5,035,000          12.3%
Guy Brunet(5)...............................................       113,500             *
Gilles Marcotte(6)..........................................       137,950             *
Gary S. Moskovitz(7)........................................       515,000           1.3%
Pierre-Andre Roy(8).........................................       118,750             *
Michael G. Wong(8)..........................................         6,250             *
All executive officers and directors as a group (7
  persons)(9)...............................................     6,001,450          14.6%

---------------

 *  Less than 1%

(1) Andrewma Holding Inc. filed a Schedule 13G/A with the Securities and Exchange Commission on February 14, 2002. The information contained in this table is derived from such filing. The Schedule 13G/A reported that 4,687,500 shares are held directly by Andrewma Holding Inc., as exercised by its sole stockholder, 347445 Canada Inc. Mark P. Andrews is the sole stockholder of 3474445 Canada Inc. Dr. Andrews disclaims beneficial ownership of such shares.

(2) 3474445 Canada Inc. filed a Schedule 13G with the Securities and Exchange Commission on February 14, 2002. The information contained in this table is derived from such filing. The Schedule 13G reported that 4,687,500 shares are beneficially held by 3474445 Canada Inc., as exercised by its sole stockholder, Mark P. Andrews. The shares are held directly by Andrewma Holding Inc. 3474445 Canada Inc. is the sole stockholder of Andrewma Holding Inc. Dr. Andrews disclaims beneficial ownership of such shares.

(3) Consists solely of stock options exercisable within 60 days of July 15, 2002.

(4) Consists of 4,687,500 shares held directly by Andrewma Holding Inc., as exercised by its sole stockholder, 3474445 Canada Inc., of which Dr. Andrews is the sole stockholder and 47,500 shares held by Dr. Andrew's spouse. Dr. Andrews disclaims beneficial ownership of such shares. Also consists of 300,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of July 15, 2002.

(5) Includes 112,250 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of July 15, 2002.

(6) Consists of 14,000 shares of common stock held by Gem Len, Inc., of which Mr. Marcotte serves as a director, and 11,000 held by Mr. Marcotte's spouse. Mr. Marcotte disclaims beneficial ownership of such shares. Also includes 106,250 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of July 15, 2002.

(7) Includes 500,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of July 15, 2002.

(8) Consists solely of stock options exercisable within 60 days of July 15, 2002.

(9) Includes 1,218,750 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of July 15, 2002.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Written notice of proposals of stockholders submitted outside the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, commonly referred to as the Exchange Act, for consideration at the annual meeting must have been received by us on or before June 19, 2002 in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act. The persons designated in our proxy card will be granted discretionary authority with respect to any stockholder proposal with respect to which we do not receive timely notice. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, for inclusion in our proxy materials for our 2002 annual meeting of stockholders must have been received by our corporate secretary at our principal offices no later than June 19, 2002.

                        HOUSEHOLDING OF PROXY STATEMENT

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements. This means that only one copy of our proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a copy of the proxy statement to you if you call or write us at the following address or phone number: Lumenon Innovative Lightwave Technology, Inc., 8851 Trans-Canada Highway, St-Laurent, Quebec, Canada H4S 1Z6, Attn: Investor Relations, (514) 331-3738. If you would like to receive separate copies of our proxy statements in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                 OTHER MATTERS

     Our board of directors knows of no other business which will be presented for consideration at the special meeting other than that described above. However, if any other business should come before this meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

     Lumenon will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We have also engaged Georgeson Shareholder Communications, Inc. as a proxy solicitor to assist in the solicitation of proxies for the special meeting at an estimated cost to Lumenon of $13,000, plus reimbursement of reasonable out-of-pocket expenses. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

     OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY AFTER GIVING AFFIRMATIVE NOTICE OF SUCH INTENTION, EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

                                          By order of the Board of Directors,

                                          Gary Moskovitz, President and Chief
                                          Executive Officer and Acting Chief
                                          Financial Officer

September   , 2002

                                                                         ANNEX A

                        COMMON STOCK PURCHASE AGREEMENT

     This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of August 14, 2002 by and between Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation (the "Company") and Crossover Ventures, Inc. (the "Purchaser").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to Purchaser from time to time as provided herein, and Purchaser shall be obligated to purchase up to $14,000,000 worth of shares of Common Stock subject to the terms herein; and

     WHEREAS, such investments will be made by the Purchaser as statutory underwriter of a registered indirect primary offering of such Common Stock by the Company.

     NOW, THEREFORE, in consideration of the foregoing premises, and the promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1

                       PURCHASE AND SALE OF COMMON STOCK

     SECTION 1.1. Purchase and Sale of Stock. Upon the terms and subject to the conditions of this Agreement, the Company may sell and issue to the Purchaser and the Purchaser shall be obligated to purchase from the Company, up to an aggregate of $14,000,000 worth of shares of Common Stock (the "Commitment Amount").

     SECTION 1.2. Purchase Price and Initial Closing. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company that number of the Draw Down Shares to be issued in connection with each Draw Down. The execution and delivery of this Agreement and the other agreements referred to herein and the payment of the fees set forth in Article I of the Escrow Agreement, attached as Exhibit B hereto, (the "Initial Closing") shall take place at the offices of Feldman Weinstein LLP, 420 Lexington Avenue, Suite 2620, New York, New York 10170 (i) at 10:00 a.m. local time on August 14, 2002, or
(ii) at such other time and place or on such date as the Purchaser and the Company may agree upon (the "Initial Closing Date"). Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Initial Closing.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

     SECTION 2.1. Representation and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser, in each case except as set forth in the SEC Documents, in the Disclosure Letter prepared by the Company and delivered concurrently herewith or as contemplated by this Agreement:

        (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all requisite corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted, except where the failure to be so incorporated or in good standing or to have such corporate authority would not have a Material Adverse Effect. The Company does not have any subsidiaries and does not own or control more than fifty percent (50%) of any other business entity. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure so to qualify would not have a Material Adverse Effect.

        (b) Authorization, Enforcement. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under the Transaction Documents and to issue the Draw Down Shares, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) the Transaction Documents have been duly executed and delivered by the Company and shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

        (c) Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock of which 40,984,375 shares were issued and outstanding as of July 15, 2002 and 5,000,000 preferred shares, none of which are issued and outstanding. All of the outstanding shares of the Common Stock have been duly and validly authorized and are fully paid and non-assessable. No shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, there are no contracts, commitments, understandings, or arrangements by which the Company is bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of Common Stock. The Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Initial Closing complied in all material respects with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect. The Company has made available to the Purchaser true and correct copies of the Company's certificate of incorporation as in effect on the date hereof (the "Charter"), and the Company's bylaws as in effect on the date hereof (the "Bylaws"). The Company has not received any notice from the Principal Market questioning or threatening the continued inclusion of the Common Stock on such market.

        (d) Issuance of Shares. The Warrant Shares to be issued upon exercise of the Initial Warrant (the "Initial Warrant Shares") have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof and the Initial Warrant, the Initial Warrant Shares shall be validly issued and outstanding, fully paid and non-assessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock, when the Initial Warrant is exercised in accordance with its terms.

        (e) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not and will not (i) violate any provision of the Company's Charter or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state or local statute, rule, regulation, order, judgment or decree (including any federal or state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound, except, in all cases, for such conflicts, defaults, termination, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. No consent, authorization or order of, or make any filing or registration with, any court or governmental agency is required by the Company in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the SEC, the Nasdaq Stock Market, Inc. or state securities administrators subsequent to the Initial Closing and any registration statement which may be filed pursuant hereto and such consents, authorizations, orders or filings which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect); provided, however, that for purpose of the representations made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein.

        (f) SEC Documents, Financial Statements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act. The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective filing dates, the SEC Documents complied in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to such documents, and, as of their respective filing dates after giving effect to the information disclosed and incorporated by reference therein, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements under GAAP and the published rules and regulations of the SEC. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, except as may be permitted by the SEC on Form 10-Q under the Exchange Act), and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

        (g) Subsidiaries. The SEC Documents set forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of the Company's ownership of the outstanding stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable. Neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence.

        (h) No Material Adverse Effect. Since March 31, 2002, no change, event, circumstance, development or effect that would have a Material Adverse Effect has occurred with respect to the Company.

        (i) No Undisclosed Liabilities. Since March 31, 2002, neither the Company nor any of its subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with

     GAAP or which would be required to be disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since such date and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

        (j) No Undisclosed Events or Circumstances. Since March 31, 2002, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents and which individually or in the aggregate, do not or would not have a Material Adverse Effect.

        (k) Indebtedness. The SEC Documents or the Disclosure Letter sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (A) any liabilities for borrowed money or amounts owed in excess of $500,000 (other than trade accounts payable incurred in the ordinary course of business), (B) all guaranties, endorsements and contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and
     (C) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

        (l) Title to Assets. Each of the Company and the subsidiaries has good and marketable title to all of its real and personal property reflected in the SEC Documents, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those that do not have a Material Adverse Effect. All said leases with respect to real property leased by the Company and each of its subsidiaries as set forth in the SEC Documents are valid and subsisting and in full force and effect.

        (m) Actions Pending. As of the date hereof, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets, except as would not have a Material Adverse Effect. Except as would not have a Material Adverse Effect, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary.

        (n) Compliance with Law. The Company and each of its subsidiaries has complied with and is not in violation of any applicable provision of any statute, law or regulation with respect to the conduct of its business except for failures to comply or violations that would not have a Material Adverse Effect and have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective businesses as now being conducted by them except for franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, the failure to possess which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

        (o) Taxes. The Company and each subsidiary has filed all material Tax Returns which it is required to file under applicable laws and the Company or a subsidiary has paid all material Taxes due and owing by it or any subsidiary (whether or not such material Taxes are required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authorities all material Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 2001, the charges, accruals and reserves for material Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the

     Company are in the aggregate adequate to cover any material Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

        No material written claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. Except as would not have a Material Adverse Effect, (i) to the best of the Company's knowledge there are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; (ii) no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, (iii) except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority.

        For purposes of this Section 2.1(o):

        "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

        "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

        (p) Certain Fees. No brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

        (q) Operation of Business. The Company and each of the subsidiaries owns or possesses all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations as set forth in the SEC Documents or on the Disclosure Letter hereto, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted and, to the Company's knowledge, without any conflict with the rights of others.

        (r) Insurance. The Company maintains insurance in such amounts and covering such risks as is adequate in all material respects for the conduct of its business and the value of its properties and as is customary for companies engaging in similar businesses and similar industries.

        (s) Books and Records. The financial records of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary.

        (t) Material Agreements. Neither the Company nor any subsidiary is a party to any Material Agreement. Except as would not have a Material Adverse Effect, the Company and each of its subsidiaries has performed all the obligations required to be performed by them to date under the Material Agreements, have received no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which would cause a Material Adverse Effect. No written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits the payment of dividends on the Common Stock.

        (u) Transactions with Affiliates. There are no material loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $100,000 between
     (A) the Company or any subsidiary on the one hand, and (B) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning 5% or more of the capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

        (v) Securities Laws. The Company has complied in all material respects with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has sold, offered to sell or solicited offers to buy the Shares or similar securities to, or solicited offers with respect thereto from, or entered into any preliminary conversations or negotiations relating thereto with, any person (other than the Purchaser), so as to bring the issuance and sale of the Shares under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

        (w) Employees. Neither the Company nor any subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Neither the Company nor any subsidiary is in breach of any employment contract, agreement regarding proprietary information, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant to which the Company is a party, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary, except for any such breach which would not reasonably be expected to have a Material Adverse Effect. Since June 30, 2001, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.

        (x) Absence of Certain Developments. Except as would not have a Material Adverse Effect, since March 31, 2002, neither the Company nor any subsidiary has:

           (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto (other than pursuant to equity incentive plans or arrangements adopted by the Company) or upon conversion of convertible securities issued prior to March 31, 2002;

           (ii) borrowed any material amount or incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business;

           (iii) discharged or satisfied any lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than liabilities paid in the ordinary course of business;

           (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

           (v) suffered any material losses (except for anticipated losses consistent with prior quarters) or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

           (vi) made any material changes in employee compensation except in the ordinary course of business and consistent with past practices;

           (vii) made capital expenditures or commitments therefor that aggregate in excess of $500,000;

           (viii) entered into any other Material Agreements, whether or not in the ordinary course of business;

           (ix) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

           (x) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

           (xi) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company and its subsidiaries, taken as a whole.

        (aa) Acknowledgment Regarding the Purchaser's Purchase of Shares. Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder.

     SECTION 2.2. Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the
Company:

        (a) Organization and Standing of the Purchaser. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the Cayman Islands.

        (b) Authorization and Power. The Purchaser has the requisite power and authority and financial resources to enter into and perform the Transaction Documents and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. The Transaction Documents have been duly executed and delivered by the Purchaser, and constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

        (c) No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated herein do not and will not (i) violate any provision of the Purchaser's charter or bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Purchaser under any agreement or any commitment to which the Purchaser is a party or by which the Purchaser is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state or local statute, rule, regulation, order, judgment or decree (including any federal or state securities laws and regulations) applicable to the Purchaser or any of its subsidiaries or by which any property or asset of the Purchaser or any of its subsidiaries are bound, except, in all cases, for such conflicts, defaults, termination, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Purchaser Material Adverse Effect on the Purchaser. No consent, authorization or order of, or make any filing or registration with, any court or governmental agency is required by the Purchaser in order for it to execute, deliver or perform any of its obligations under this Agreement, or purchase the Shares in accordance with the terms hereof.

        (d) Financial Risks. The Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and the Warrants and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Purchaser is capable of evaluating the risks and merits of an investment in the Shares and the Warrants by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Purchaser is capable of bearing the entire loss of its investment in the Shares and the Warrants.

        (e) Accredited Investor. The Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

        (f) General. The Purchaser understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the suitability of the Purchaser to acquire the Shares.

        (g) Litigation; Claims. There are no lawsuits or proceedings pending or, to the knowledge of the Purchaser, threatened, against the Purchaser or any subsidiary, nor has the Purchaser received any written or oral notice of any action, suit, proceeding or investigation. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Purchaser, requested of any court, arbitrator or governmental agency.

        (h) Investment Intent. The Purchaser is acquiring the Shares and the Warrants as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such securities or any part thereof, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of the Shares and the Warrants pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares or Warrants for any period of time.

                                   ARTICLE 3

                                   COVENANTS

     The Company covenants with the Purchaser as follows:

     SECTION 3.1. The Shares. As of the date of each applicable Draw Down Notice, the Company will have authorized and reserved, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock to cover the Draw Down Shares to be issued in connection with such Draw Down requested under this Agreement. The Draw Down Shares to be issued under this Agreement, when paid for and issued in accordance with the terms hereof, shall be duly and validly issued and outstanding, fully paid and non-assessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock. Anything in this Agreement to the contrary notwithstanding, (i) at no time will the Company request a Draw Down which would result in the issuance of an aggregate number of shares of Common Stock pursuant to this Agreement which exceeds 19.9% of the number of shares of Common Stock issued and outstanding on the date hereof without first obtaining stockholder approval of such excess issuance, or such other amount as would require stockholder approval under rules of the Principal Market or otherwise without first obtaining stockholder approval of such excess issuance, and (ii) the Company may not make a Draw Down to the extent that, after such purchase by the Purchaser, the sum of the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates would result in beneficial ownership by the Purchaser and its affiliates of more than 9.999% of the then outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Exchange Act.

     SECTION 3.2. Securities Compliance. If applicable, the Company shall notify the Principal Market, in accordance with its rules and regulations, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares and the Warrants to the Purchaser.

     SECTION 3.3. Registration and Listing. The Company will use its commercially reasonable best efforts to cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not voluntarily take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will use its commercially reasonable best efforts to continue the listing or trading of its Common

Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide the Purchaser's counsel with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof.

     SECTION 3.4. Escrow Arrangement. The Company and the Purchaser shall enter into an escrow arrangement with Feldman Weinstein, LLP (the "Escrow Agent") in the form of Exhibit B hereto respecting payment against delivery of the Draw Down Shares.

     SECTION 3.5. Registration Rights Agreement. The Company and the Purchaser shall enter into the Registration Rights Agreement in the Form of Exhibit A hereto. Before the Purchaser shall be obligated to accept a Draw Down request from the Company, the Company shall have caused a sufficient number of shares of Common Stock to be registered to cover the Draw Down Shares to be issued in connection with such Draw Down.

     SECTION 3.6. Accuracy of Registration Statement. On each Settlement Date, the Registration Statement and the prospectus therein shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made; and on such Settlement Date the Registration Statement and the prospectus therein will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement and the prospectus therein in reliance upon and in conformity with the information furnished in writing to the Company by the Purchaser specifically for inclusion in the Registration Statement and the prospectus therein.

     SECTION 3.7. Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would reasonably be expected to have a Material Adverse Effect.

     SECTION 3.8. Keeping of Records and Books of Account. The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which entries that are complete in all material respects will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     SECTION 3.9. Notice of Certain Events Affecting Registration; Suspension of Right to Request a Draw Down. THE COMPANY WILL PROMPTLY NOTIFY THE PURCHASER IN WRITING UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS IN RESPECT OF THE REGISTRATION STATEMENT OR RELATED PROSPECTUS IN RESPECT OF THE SHARES: (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction in which the Purchaser is entitled to sell the Shares hereunder or the receipt of notice with respect to the initiation of any proceeding for such purpose; (iv) becoming aware that any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's determination that the filing of a post-effective amendment or withdrawal to the Registration Statement is required. The Company shall not deliver to the Purchaser any Draw Down Notice during the continuation of any of the foregoing events. The Company shall promptly make available to the Purchaser any such supplements or amendments to the related prospectus, at which time, provided that the registration statement and any supplements and amendments thereto are then effective, the Company may recommence the delivery of Draw Down Notices.

     SECTION 3.10. Consolidation; Merger. The Company shall not, at any time prior to the termination of this Agreement, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Purchaser such shares of Common Stock and/or securities as the Purchaser is entitled to receive pursuant to this Agreement.

     SECTION 3.11. Minimum Commitment Amount. During the Commitment Period, the Company shall make Draw Downs of at least $250,000, in the aggregate, pursuant to this Agreement. In the event that the Company fails to make Draw Downs of at least $250,000, in the aggregate, during the Commitment Period, the Company shall pay the Purchaser, as liquidated damages, within five (5) days from the end of the Commitment Period, an amount equal to $250,000 minus the aggregate Purchase Price of all Draw Downs.

     SECTION 3.12. Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     The Purchaser covenants with the Company as follows:

     SECTION 3.13. No Short Provision. The Purchaser shall not engage in short sales of the Common Stock (as defined in applicable SEC rules and the Principal Market rules) during the term of this Agreement.

     SECTION 3.14. Prospectus Delivery Requirements. The Purchaser agrees that it will, whenever required by federal securities laws, deliver the Prospectus included in the Registration Statement to any purchaser of Draw Down Shares from the Purchaser in such manner as is required under the federal securities laws.

     SECTION 3.15. Authorization. Within 30 days of the Initial Closing Date, the Purchaser shall deliver to the Company a certified copy of the resolution of the board of directors of the Purchaser authorizing the Purchaser's signatory to the Transaction Documents to execute such documents.

                                   ARTICLE 4

                  CONDITIONS TO INITIAL CLOSING AND DRAW DOWNS

     SECTION 4.1. Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to proceed to close this Agreement and to issue and sell the Shares to the Purchaser is subject to the satisfaction or waiver, at or before the Initial Closing, and as of each Settlement Date of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company in writing at any time in its sole discretion.

        (a) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Initial Closing and as of each Settlement Date as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such dates).

        (b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Initial Closing and as of each Settlement Date.

        (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

        (d) No Proceedings or Litigation. No material action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary, seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

     SECTION 4.2. Conditions Precedent to the Obligation of the Purchaser to Close. The obligation hereunder of the Purchaser to perform its obligations under this Agreement and to purchase the Shares is subject to the satisfaction or waiver, at or before the Initial Closing, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser in writing at any time in its sole discretion.

        (a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Initial Closing as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date).

        (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all material covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing.

        (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

        (d) No Proceedings or Litigation. No material action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

        (e) Opinion of Counsel, Etc. At the Initial Closing, the Purchaser shall have received an opinion of counsel to the Company, dated as of the Initial Closing Date, in the form of Exhibit C hereto.

        (f) Warrants. On the Initial Closing Date, the Company shall issue to the Purchaser a warrant to purchase 140,000 shares of Common Stock (the "Initial Warrant") and within 30 days of the Initial Closing Date, the Company shall issue to the Purchaser an additional warrant to purchase 140,000 shares of Common Stock (together with the Initial Warrant, the "Warrants"). The Warrants shall be exercisable for the period of 3 years beginning 6 months after the Initial Closing Date. The exercise price of the Warrants shall be 125% of the average of the 20 VWAPs immediately prior to the Initial Closing Date. The Common Stock underlying the Warrants will be registered in the Registration Statement referred to in Section 4.3 hereof. The Warrants shall be in the form of Exhibit E hereto.

     SECTION 4.3. Conditions Precedent to the Obligation of the Purchaser to Accept a Draw Down and Purchase the Shares. The obligation hereunder of the Purchaser to accept a Draw Down request and to acquire and pay for the Shares is subject to the satisfaction at or before each Settlement Date, of each of the conditions set forth below.

        (a) Satisfaction of Conditions to Initial Closing. The Company shall have satisfied at the Initial Closing, or the Purchaser shall have waived at the Initial Closing, the conditions set forth in Section 4.2 hereof

        (b) Effective Registration Statement. The Registration Statement registering the Shares to be delivered in connection with the applicable Draw Down shall have been declared effective by the SEC and shall remain effective during the applicable Draw Down Pricing Period and on the applicable Settlement Date.

        (c) No Suspension. Trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the delivery of each Draw Down Notice), and, at any time prior to such Draw Down Notice, trading in securities generally as reported on the Principal Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported on the Principal Market unless the general suspension or limitation shall have been terminated prior to the delivery of such Draw Down Notice.

        (d) Material Adverse Effect. No Material Adverse Effect and no Consolidation Event where the successor entity has not agreed to deliver to the Purchaser such shares of stock and/or securities as the Purchaser is entitled to receive pursuant to this Agreement, such occurrences to be determined in accordance with Section 8.9 herein.

        (e) Opinion of Counsel. The Purchaser shall have received a "bring-down" letter from the Company's counsel, confirming that the Registration Statement is effective.

                                   ARTICLE 5

                                DRAW DOWN TERMS

     SECTION 5.1. Draw Down Terms. Subject to the satisfaction of the conditions set forth in this Agreement, the parties agree as follows:

        (a) The Company may, in its sole discretion, issue and exercise draw downs against the Commitment Amount (each a "Draw Down") during the Commitment Period, which Draw Downs the Purchaser shall be obligated to accept, subject to the terms and conditions herein.

        (b) Only one Draw Down shall be allowed in each Draw Down Pricing Period and the Company may not exercise a Draw Down until the applicable Trading Cushion has elapsed since the end of the previous Draw Down Pricing Period. The number of shares of Common Stock purchased by the Purchaser with respect to each Draw Down shall be determined as set forth in Section 5.1(e) herein and settled on or before the 3rd Trading Day immediately after the Draw Down Pricing Period (each such settlement period and each such settlement date referred to as a "Settlement Period" and a "Settlement Date", respectively).

        (c) In connection with each Draw Down Pricing Period, the Company may set the Threshold Price in the Draw Down Notice.

        (d) The minimum Investment Amount for any Draw Down shall be $50,000 and the maximum Investment Amount as to each Draw Down shall be equal to 10% of the average of the VWAPs for the 60 Trading Days immediately prior to the applicable Commencement Date (defined below) multiplied by the total aggregate trading volume in respect of the Common Stock for such period. Notwithstanding anything herein to the contrary, in the event the minimum Investment Amount is greater than the maximum Investment Amount, as to such Draw Down only, the minimum Investment Amount shall equal the maximum Investment Amount, but in no event shall the minimum Investment Amount be less than $25,000, such that if the maximum Investment Amount is less than $25,000, then the Company shall be precluded from exercising a Draw Down at such time.

        (e) The number of Shares of Common Stock to be issued on each Settlement Date shall be a number of shares equal to the sum of the quotients (for each Trading Day within the Draw Down Pricing Period) of (x) 1/20th of the Investment Amount, and (y) the Purchase Price on each Trading Day within the Draw Down Pricing Period, subject to the following adjustments:

           (i) if the VWAP on a given Trading Day is less than the Threshold Price, then that portion of the Investment Amount to be paid on the immediately pending Settlement Date shall be reduced by 1/20th of the Investment Amount and such Trading Day shall be withdrawn from the Draw Down Pricing Period; and

           (ii) if during any Trading Day during the Draw Down Pricing Period trading of the Common Stock on the Principal Market is suspended for more than 3 hours, in the aggregate, or if any Trading Day during the Draw Down Pricing Period is shortened because of a public holiday, then that portion of the Investment Amount to be paid on the immediately pending Settlement Date shall be reduced by 1/20th of the Investment Amount for each such suspension and such Trading Days shall be withdrawn from the Draw Down Pricing Period; and

           (iii) if during any Trading Day during the Draw Down Pricing Period sales of Draw Down Shares pursuant to the Registration Statement are suspended by the Company in accordance with Sections 3(d) or 5(e) of the Registration Rights Agreement for more than three (3) hours, in the aggregate, during the Draw Down Pricing Period, then that portion of the Investment Amount to be paid on the immediately pending Settlement Date shall be reduced by 1/20th of the Investment Amount and such Trading Days shall be withdrawn from the Draw Down Pricing Period.

        (f) The Company must inform the Purchaser by delivering a draw down notice, in the form of Exhibit D hereto (the "Draw Down Notice"), via facsimile transmission in accordance with Section 8.4 as to the amount of the Draw Down (the "Investment Amount") the Company wishes to exercise. The Draw Down Notice shall also inform the Purchaser the first day of the Draw Down Pricing Period (the "Commencement Date"); provided; however, if the Commencement Date shall be the date on which the Draw Down Notice is delivered, the Draw Down Notice must delivered to the Purchaser at least 1 hour before trading commences on such Trading Day date. At no time shall the Purchaser be required to purchase more than the maximum Investment Amount for a given Draw Down Pricing Period.

        (g) On or before each Settlement Date, the Shares purchased by the Purchaser shall be delivered to The Depository Trust Company ("DTC") on the Purchaser's behalf. Upon the Company electronically delivering whole shares of Common Stock to the Purchaser or its designees via DTC through its Deposit Withdrawal Agent Commission ("DWAC") system prior to 1:00 p.m. ET, the Purchaser shall wire transfer immediately available funds to the Company's designated account on such day. Upon the Company electronically delivering whole shares of Common Stock to the Purchaser or its designee's DTC account via DWAC after 1:00 p.m. ET, the Purchaser shall wire transfer next day available funds to the Company's designated account on such day. In the event that either party elects to use the Escrow Agent, the Shares shall be credited by the Company to the DTC account designated by the Purchaser via DWAC upon receipt by the Escrow Agent of payment for the Draw Down Shares into the Escrow Agent's master escrow account and notice to the Company thereof, all as further set forth in the Escrow Agreement. The Escrow Agent shall be directed to pay the purchase price to the Company.

        (h) The Company understands that a delay in the delivery of the Draw Down Shares into the Purchaser's DTC account beyond 5 Trading Days after the dates set forth herein or in the Escrow Agreement, as may be applicable, could result in economic loss to the Purchaser. Notwithstanding anything herein to the contrary, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late delivery after 5 Trading Days from such dates in accordance with the following schedule (where "No. Trading Days Late" is defined as the number of Trading Days beyond 5 Trading Days from the dates set forth herein or in the Escrow Agreement, as applicable, on which such Draw Down Shares are to be delivered into the Purchaser's DTC account via the DWAC system):

                                  LATE PAYMENT FOR EACH $5,000 OF DRAW DOWN
NO. TRADING DAYS LATE                      SHARES BEING PURCHASED
---------------------             -----------------------------------------
1                                 $50
2                                 $100
3                                 $150
4                                 $200
5                                 $250
6                                 $300
7                                 $350
8                                 $400
9                                 $450
10                                $500
More than 10                      $500 +$100 for each Trading Day Late
                                  beyond 10 Trading Days

     The Company shall pay any payments incurred under this Section 5.1(h) in immediately available funds upon demand. Nothing herein shall limit the Purchaser's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver the Draw Down Shares to the Company.

                                   ARTICLE 6

                                  TERMINATION

     SECTION 6.1. Term. The term of this Agreement shall begin on the date hereof and shall end 36 months from the Effective Date or as otherwise set forth in Section 6.2.

     SECTION 6.2.  Other Termination.

        (a) This Agreement shall terminate upon one (1) Trading Day's notice if
     (i) an event resulting in a Material Adverse Effect has occurred and has not been cured for a period of ninety (90) days after giving notice thereof, (ii) the Common Stock is de-listed from the Principal Market unless such de-listing is in connection with the Company's subsequent listing of the Common Stock on the Nasdaq National Market, Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, or
     (iii) the Company files for protection from creditors under any applicable law.

        (b) The Company may terminate this Agreement upon 1 Trading Day's notice if the Purchaser shall fail to fund a properly noticed Draw Down within 5 Trading Days of the end of the applicable Settlement Period.

     SECTION 6.3. Effect of Termination. In the event of termination of this Agreement pursuant to Section 6.2 herein, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 6.1 or 6.2 herein, this Agreement shall become void and of no further force and effect, except for Sections 8.1, 8.2 and 8.9, and Article 7 herein, which shall survive the termination of this Agreement. Nothing in this Section 6.3 shall be deemed to release the Company or the Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or the Purchaser to compel specific performance by the other party of its obligations under this Agreement.

                                   ARTICLE 7

                                INDEMNIFICATION

       Section 7.1.  General Indemnity.

        (a) The Company agrees to indemnify and hold harmless the Purchaser (and its directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) ("Damages") incurred by the Purchaser as a result of any breach of the representations, warranties or covenants made by the Company herein.

        (b) The Purchaser agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all Damages) incurred by the Company as result of any breach of the representations, warranties or covenants made by the Purchaser herein. Notwithstanding anything to the contrary herein, the Purchaser shall be liable under this Section 7.1(b) for only that amount as does not exceed the gross proceeds to the Purchaser as a result of the sale of the Shares.

        (c) An indemnifying party shall not be liable under this Article 7 to the extent that it is finally judicially determined that such Damages resulted or arose from the breach by the Indemnified Party of any representation or warranty of the Indemnified Party contained in this Agreement or the willful misconduct or gross negligence of the Indemnified Party.

     SECTION 7.2. Indemnification Procedure. Any party entitled to indemnification under this Article 7 (an "Indemnified Party") will give prompt written notice to the indemnifying party of any matters giving rise to a claim for indemnification, describing the claim in reasonable detail; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 7 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, the Indemnified Party of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs (including reasonable attorneys' fees, charges and disbursements) and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim. The indemnifying party shall keep the Indemnified Party apprised as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article 7 to the contrary, the indemnifying party shall not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article 7 shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party so long as the Indemnified Party irrevocably agrees to refund such moneys, with interest, if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and
(b) any liabilities to which the indemnifying party may be subject.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Fees and Expenses. Each of the parties to this Agreement shall pay its own fees and expenses related to the transactions contemplated by this Agreement; except that, the Company shall pay, within 45 days of the Initial Closing, a non-accountable expense allowance of $10,000 for the Purchaser's, administrative, legal and due diligence costs and expenses and any other additional fees as set forth in the Escrow Agreement. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares pursuant hereto.

     SECTION 8.2. Tax Witholding. Notwithstanding any other provision in this Agreement, the Company shall have the right to withhold from any amounts payable by the Company any Taxes required by law to be withheld.

     SECTION 8.3. Specific Enforcement. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     SECTION 8.4. Entire Agreement; Amendment. The Transaction Documents contain the entire understanding of the parties with respect to the matters covered in the Transaction Documents. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought and no condition to closing any Draw Down in favor of the Purchaser may be waived by the Purchaser.

     SECTION 8.5. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:


If to the Company:                          Lumenon Innovative Lightwave Technology, Inc.
                                            8851 Trans Canada Highway
                                            Ville St-Laurent H4S 1Z6
                                            Attn: Gary S. Moskovitz
                                            Tel: (514) 331-3738
                                            Fax: (514) 331-4721


with copies to:                             Hale and Dorr LLP
(which shall not constitute notice)         60 State Street
                                            Boston, Massachusetts 02109
                                            Attn: John A. Burgess, Esq.
                                            Tel: (617) 526-6000
                                            Fax: (617) 526-5000

If to Purchaser:                            As set forth on the signature page hereto.

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto in accordance herewith.

     SECTION 8.6. Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     SECTION 8.7. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

     SECTION 8.8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The parties hereto may not amend this Agreement or any rights or obligations hereunder without the prior written consent of the Company and the Purchaser. This Agreement may not be assigned by either party without the prior written consent of the other party.

     SECTION 8.9. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     SECTION 8.10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. The Company and the Purchaser agree to exclusively submit themselves to the in personam jurisdiction of the state and federal courts situated within the Southern District of the State of New York with regard to any controversy arising out of or relating to this Agreement. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available.

     SECTION 8.11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

     SECTION 8.12. Publicity. Neither the Company nor the Purchaser shall issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement, without the prior written consent of the other party. After the Initial Closing, the Company may issue a press release or otherwise make a public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement; provided, however, that prior to issuing any such press release, making any such public statement or announcement, the Company obtains the prior consent of the Purchaser, which consent shall not be unreasonably withheld or delayed.

     SECTION 8.13. Severability. The provisions of this Agreement are severable and, in the event that The Board of Arbitration or any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely affect the economic rights of either party hereto.

     SECTION 8.14. Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, each of the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     SECTION 8.15. Effectiveness of Agreement. This Agreement shall become effective only upon satisfaction of the conditions precedent to the Initial Closing set forth in Article I of the Escrow Agreement.

                                   ARTICLE 9

                                  DEFINITIONS

     SECTION 9.1.  Certain Definitions.

        (a) "Affiliate" shall mean any person who is an "affiliate" of the applicable party within the meaning of Rule 405 promulgated under the Securities Act.

        (b) "Commencement Date" shall have the meaning assigned to such term in
     Section 5.1(f) hereof.

        (c) "Commitment Amount" shall have the meaning assigned to such term in
     Section 1.1 hereof.

        (d) "Commitment Period" shall mean the period of 36 consecutive months commencing immediately after the Effective Date.

        (e) "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

        (f) "Consolidation Event" shall mean a sale of all or substantially all of the Company's assets or a merger pursuant to which the holders of the voting securities of the Company prior to the merger do not own a majority of the voting securities of the surviving entity.

        (g) "Disclosure Letter" shall mean the separate disclosure letter prepared by the Company and delivered concurrently herewith.

        (h) "Draw Down" shall have the meaning assigned to such term in Section 5.1(a) hereof.

        (i) "Draw Down Notice" shall have the meaning assigned to such term in
     Section 5.1(f) hereof.

        (j) "Draw Down Pricing Period" shall mean a period of 20 consecutive Trading Days beginning on the date specified in the Draw Down Notice; provided, however, the Draw Down Pricing Period shall not begin before the day on which receipt of such notice is delivered to Purchaser pursuant to
     Section 8.4 herein.

        (k) "DTC" shall have the meaning assigned to such term in Section
     5.1(g).

        (l) "DWAC" shall have the meaning assigned to such term in Section
     5.1(g).

        (m) "Effective Date" shall mean the date the Registration Statement of the Company covering the Shares being subscribed for hereby is declared effective by the SEC.

        (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        (o) "GAAP" shall mean the United States Generally Accepted Accounting Principles as those conventions, rules and procedures are determined by the Financial Accounting Standards Board and its predecessor agencies.

        (p) "Initial Closing" shall have the meaning assigned to such term in
     Section 1.2 hereof.

        (q) "Initial Closing Date" shall have the meaning assigned to such term in Section 1.2 hereof.

        (r) "Investment Amount" shall have the meaning assigned to such term in
     Section 5.1(f) hereof.

        (s) "Material Adverse Effect" shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement.

        (t) "Material Agreement" shall mean any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which is required to be filed with the SEC as an exhibit to any of the SEC Documents.

        (u) "Principal Market" shall mean initially the Nasdaq Small Cap Market and shall include the Nasdaq National Market, the American Stock Exchange and the New York Stock Exchange if the Company becomes listed and trades on such market or exchange after the date hereof.

        (v) "Purchase Price" shall mean, with respect to Draw Down Shares purchased during each applicable Settlement Period, if the average of the VWAPs during the 20 Trading Days immediately prior to the applicable Draw Down Notice is less than $2.00 per share, 90% of the VWAP on the date in question during such Draw Down Pricing Period and if the average of the VWAPs during the 20 Trading Days immediately prior to the applicable Draw Down Notice is greater than $2 per share, 92% of the VWAP on the date in question during such Draw Down Pricing Period. Notwithstanding anything herein to the contrary, in the event any Draw Downs are exercised during any periods the Trading Cushion is reduced because of a Special Activity, the Purchase Price Percentage, as to such Draw Downs, shall be reduced by an additional 3% from the amount specified above.

        (w) "Purchaser Material Adverse Effect" shall mean any adverse effect on the business, operations, prospects or financial condition of the Purchaser that is material and adverse to the Purchaser and/or any condition, circumstance or situation that would prohibit or otherwise materially interfere with the ability of the Purchaser to perform any of its material obligations under this Agreement or the Registration Rights Agreement.

        (x) "Registration Statement" shall mean the registration statement under the Securities Act, to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights Agreement attached hereto as Exhibit A (the "Registration Rights Agreement").

        (y) "SEC" shall mean the Securities and Exchange Commission.

        (z) "SEC Documents" shall mean all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(c) of the Exchange Act, in each case, together with all exhibits, supplements, amendments and schedules thereto, and all documents incorporated by reference therein.

        (aa) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        (bb) "Settlement" shall mean the delivery of the Draw Down Shares into the Purchaser's DTC account via DTC's DWAC system in exchange for payment therefor.

        (cc) "Settlement Date" shall have the meaning assigned to such term in
     Section 5.1(b).

        (dd) "Settlement Period" shall have the meaning assigned to such term in
     Section 5.1(b).

        (ee) "Shares" shall mean, collectively, the shares of Common Stock of the Company being subscribed for hereunder (the "Draw Down Shares") and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares").

        (ff) "Special Activity" shall mean any one-time charge the Company expects to incur for any reason, including, without limitation, in connection with the acquisition of another business. Only the Company may declare a Special Activity Period.

        (gg) "Threshold Price" shall mean the price per Share designated by the Company as the lowest VWAP during any Draw Down Pricing Period at which the Company shall sell its Common Stock in accordance with this Agreement.

        (hh) "Trading Cushion" shall mean the mandatory 6 Trading Days between Draw Down Pricing Periods; except that, in the event the Company gives the Purchaser 21 days notice of a Special Activity, the Trading Cushion shall be adjusted to 2 Trading Days for a period of 7 consecutive weeks.

        (jj) "Trading Day" shall mean any day on which the Principal Market is open for business.

        (kk) "Transaction Documents" shall mean this Agreement, the Registration Rights Agreement and the Escrow Agreement.

        (ll) "VWAP" shall mean, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers.

        (mm) "Warrants" shall mean the warrants issued to the Purchaser pursuant to Section 4.2(f) hereof.

                            [SIGNATURE PAGE FOLLOWS]

              [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of this 14th day of August, 2002.

                                      LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY,
                                      INC.

                                      By:       /s/ GARY S. MOSKOVITZ
                                         ---------------------------------------
                                         Gary S. Moskovitz, President and CEO

                                      CROSSOVER VENTURES, INC.

                                      By:  Navigator Management Ltd., its
                                      director

                                      By:           /s/ DAVID SIMS
                                         ---------------------------------------
                                         Name: David Sims
                                         Title:   Director
Address:
c/o Beacon Capital Management
Harbour House, 2(nd) Floor
Waterfront Drive
Road Town, Tortola
British Virgin Islands
Attn: Director

                                                                         ANNEX B

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 14, 2002 between Crossover Ventures, Inc. ("Purchaser") and Lumenon Innovative Lightwave Technology, Inc. (the "Company").

     WHEREAS, simultaneously with the execution and delivery of this Agreement, pursuant to a Common Stock Purchase Agreement dated the date hereof (the "Purchase Agreement") the Purchaser has committed to purchase up to $14,000,000 of the Company's Common Stock (TERMS NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE PURCHASE AGREEMENT); and

     WHEREAS, the Company desires to grant to the Purchaser the registration rights set forth herein with respect to the Draw Down Shares and the Warrant Shares (collectively, the "Securities").

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Securities; provided, however, that any shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities
(i) when sold pursuant to the Registration Statement, (ii) when sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144"), (iii) upon any sale in any manner to a person or entity which is not entitled pursuant to Section 9 to rights under this Agreement, or (iv) such time as, in the opinion of counsel to the Company, such Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

     SECTION 2. Restrictions on Transfer. The Purchaser acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144. The Purchaser understands that no disposition or transfer of the Securities may be made by Purchaser in the absence of (i) an opinion of counsel to the Purchaser, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

     With a view to making available to the Purchaser the benefits of Rule 144, the Company agrees:

        (a) to comply with the provisions of paragraph (c)(1) of Rule 144; and

        (b) to use its best effort to file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and furnish the Purchaser with such other reports and documents of the Company as the Purchaser may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     SECTION 3.  Registration Rights With Respect to the Securities.

        (a) Subject to the compliance by the Purchaser with Section 3.15 of the Purchase Agreement, the Company agrees that it will prepare and file with the Securities and Exchange Commission ("Commission"), within sixty (60) days after the date hereof, a registration statement (on Form S-1, or other appropriate form of registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of Purchaser, so as to permit a public offering and resale of the Securities under the Securities Act by Purchaser. Subject to the compliance by the Purchaser with Section 3.15 of the Purchase Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective within one-hundred twenty (120) days of the date hereof or five (5) days of SEC clearance and will within said five (5) days request acceleration of effectiveness. The Company will notify Purchaser of the effectiveness of the Registration Statement within one Trading Day of such event.

        (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the earliest of (i) the date that all the Registrable Securities have been disposed of pursuant to the Registration Statement, (ii) 360 days from the last date Registrable Securities are issued, (iii) the date that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) the date all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) the date all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act (the "Effectiveness Period").

        (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Purchaser shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of its counsel. The Purchaser and its counsel shall have a reasonable period, not to exceed three (3) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Purchaser with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof. The Company shall make reasonably available for inspection by Purchaser, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the Purchaser or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in connection with the Registration Statement; provided, however, that all records, information and documents that are designated in writing by the Company as confidential, proprietary or containing any material non-public information shall be kept confidential by the Purchaser and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of the Purchaser, underwriter, attorney, accountant or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Purchaser and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Purchaser and other parties. The Company at its expense will supply the Purchaser with such reasonable number of copies of the Registration Statement and the final prospectus included therein (the "Prospectus") and other related documents as the Purchaser may request in order to facilitate the public sale or other disposition of the Registrable Securities.

        (d) The Company shall not be required by this Section 3 to include the Purchaser's Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Purchaser and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Purchaser and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

        If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Purchaser in writing of the existence of a Potential Material Event (as defined in Section 3(e) below), the Purchaser shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until the Purchaser has received copies of a supplemented or amended Prospectus or until the Purchaser is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus (the "Suspension Period"); provided, however, that, if a Suspension Period occurs during any periods commencing on a Trading Day a Draw Down Notice is deemed delivered and ending ten (10) Trading Days following the end of the corresponding Draw Down Pricing Period, then the Company must compensate the Purchaser for any net decline in the market value of any Securities committed to be purchased by the Purchaser through the end of such Suspension Period. Net decline shall be calculated as the difference between the highest VWAP during the applicable Suspension Period and the VWAP on the Trading Day immediately following a properly delivered notice to the Purchaser that such Suspension Period has ended. The Company must give Purchaser notice in writing promptly upon knowledge that a Suspension Period may occur without indicating the nature of such Suspension Period.

        (e) "Potential Material Event" means any of the following: (i) the possession by the Company of material information that is not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement would be detrimental to the business or affairs of the Company; or (ii) any material engagement, development or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information; or (iii) pursuant to applicable law, a fundamental change that requires the Company to file a post-effective amendment to the Registration Statement, change the plan of distribution to the Prospectus, or must update the information included in the Prospectus pursuant to Section 10(a)(3) of the Securities Act.

        (f) If the Company has delivered a Prospectus to the Purchaser and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Purchaser and, if requested, the Purchaser shall immediately cease making offers of Registrable Securities. The Company shall promptly provide the Purchaser with revised Prospectuses and, following receipt of the revised Prospectuses, the Purchaser shall be free to resume making offers of the Registrable Securities.

     SECTION 4. Cooperation with Company. The Purchaser will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Purchaser and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Purchaser shall consent to be named as an underwriter in the Registration Statement. Purchaser acknowledges that in accordance with current Commission policy, the Purchaser will be named as the underwriter of the Securities in the Registration Statement.

     SECTION 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Purchaser's assistance and cooperation as reasonably required:

        (a) As expeditiously as possible prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep such Registration Statement effective until at least the 360th day after the last issuance of Draw Down Shares and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by the Registration Statement (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act);

        (b) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of the Prospectus (including any supplements thereto), provide draft copies thereof to the Purchaser and reflect in such documents all such comments as the Purchaser (and its counsel) reasonably may propose and
     (ii) furnish to the Purchaser such numbers of copies of the Prospectus including a preliminary prospectus or any amendment or supplement to the Prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

        (c) as expeditiously as possible use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the applicable blue sky laws as requested by the Purchaser (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to execute any general consent to service of process;

        (d) list such Registrable Securities on the Principal Market, and any other exchange on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or the Principal Market;

        (e) notify the Purchaser at any time when the Prospectus is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment or curative supplement under Section 5(a) as quickly as commercially possible and the period beginning on the date of notice until the curative amendment is effective or curative supplement is provided to the Purchaser shall be deemed a Suspension Period and the Company shall compensate the Purchaser as set forth in Section 3(d) herein;

        (f) as promptly as practicable after becoming aware of such event, notify the Purchaser (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement and use commercially reasonable efforts to effect the withdrawal, rescission or removal of such stop order or other suspension; and

        (g) maintain a transfer agent for its Common Stock.

     SECTION 6.  Indemnification.

        (a) The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act ("Distributing Purchaser") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Purchaser specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Purchaser with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Purchaser failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the Prospectus to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Purchaser was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

        (b) The Purchaser agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Purchaser specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have. Notwithstanding anything to the contrary herein, the Purchaser shall not be liable under this Section 6(b) for any amount in excess of the net proceeds to such Purchaser as a result of the sale of Registrable Securities pursuant to the Registration Statement.

        (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action as to which indemnity may be sought under this Section 6, notify the indemnifying party of the commencement thereof and shall permit the indemnifying party to assume the defense of any claim or any litigation resulting therefrom; provided, that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be approved by the indemnified party (whose approval shall not be unreasonably withheld, conditioned or delayed); but the failure to notify the indemnifying party will not relieve the indemnifying party from any obligations which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
     Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right, at such party's own expense, to employ separate counsel in any such action and to participate in the defense thereof; provided that the indemnifying party shall pay such expense if: (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the indemnifying party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the indemnified party. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed.

        All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

     SECTION 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the Purchaser shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Purchaser on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

     Notwithstanding any other provision of this Section 7, in no event shall any (i) Purchaser be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the gross proceeds to be received by the Purchaser from the sale of the Purchaser's Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

     SECTION 8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Purchase Agreement.

     SECTION 9. Assignment. Neither this Agreement nor any rights of the Purchaser or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased by the Purchaser pursuant to the Purchase Agreement other than through open-market sales, and (b) upon the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed in the case of an assignment to an affiliate of the Purchaser, the Purchaser's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Purchaser) who agrees to be bound hereby.

     SECTION 10. Counterparts/Facsimile. Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     SECTION 11. Remedies and Severability. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of those that may be hereafter declared invalid, illegal, void or unenforceable.

     SECTION 12. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Purchasers in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

     SECTION 13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. The Company and the Purchaser agree to submit themselves to the in personam jurisdiction of the state and federal courts situated within the Southern District of the State of New York with regard to any controversy arising out of or relating to this Agreement. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available.

                          ***************************

                 [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date set forth above.

                                      LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY,
                                      INC.

                                      By:       /s/ GARY S. MOSKOVITZ
                                         ---------------------------------------
                                         Gary S. Moskovitz, President and CEO

                                      CROSSOVER VENTURES, INC.

                                      By:  Navigator Management Limited, its
                                      director

                                      By:           /s/ DAVID SIMS
                                         ---------------------------------------
                                         Name: David Sims
                                         Title:   Director

                                                                PRELIMINARY COPY
                                                      FILED ON AUGUST 22, 2002


                                                                      Appendix A
                                                                      ----------


                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                  LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.

                         SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER   , 2002

The undersigned, having received notice of the special meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints Guy Brunet, Gilles Marcotte and Gary Moskovitz, and each of them singly, with full power of substitution, as proxies of the undersigned, to attend the special meeting of stockholders of Lumenon Innovative Lightwave Technology, Inc. to be
held on October   , 2002, at 10:00 a.m. in the Grand Salon at the Montreal
Airport Hilton, 12505 Cote de Liesse, Dorval, Quebec, Canada H9P 1B7 and at any postponement or adjournment thereof, and there to vote and act, as indicated, upon the matters set forth on the reverse side hereof in respect of all shares of common stock which the undersigned would be entitled to vote or act upon, and, in their discretion, upon any matters that may properly come before the meeting, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the special meeting of the stockholders or any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicate(s) thereat the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]  Please mark your votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS BEING VOTED ON.
---

PROPOSAL 1.    To approve a private equity financing facility with Crossover
               Ventures, Inc., pursuant to which the Company could issue up to $14,000,000 worth of the Company's common stock and have issued and would issue warrants convertible into shares of the Company's common stock.

                    [ ] FOR          [ ] AGAINST           [ ] ABSTAIN


PROPOSAL 2.    To approve the issuance of up to $26,500,000 worth of shares of the Company's common stock (or securities convertible into or exercisable for the Company's common stock), less the amount received from Crossover Ventures, Inc. pursuant to the private equity financing facility with Crossover, in one or more related transactions occurring on or before September 8, 2003, at a maximum discount of 20% to the then current fair market value of the Company's common stock.

                    [ ] FOR          [ ] AGAINST           [ ] ABSTAIN


PROPOSAL 3.    To approve an amendment to the Company's Amended and Restated
               Certificate of Incorporation to increase the authorized number of shares of the Company's common stock from 100,000,000 to 250,000,000.

                    [ ] FOR          [ ] AGAINST           [ ] ABSTAIN


PROPOSAL 4.    To adjourn the meeting upon motion by the presiding officer or his designee to allow additional time for solicitation of proxies.

                    [ ] FOR          [ ] AGAINST           [ ] ABSTAIN


                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


Signature:________________________________________  Date:_______________________


Signature:________________________________________  Date:_______________________

PLEASE SIGN EXACTLY AS YOUR NAME IS PRINTED ON THIS PROXY. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH PERSON SHOULD SIGN. WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR ATTORNEY, PLEASE GIVE THE FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AN AUTHORIZED PERSON.